UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2010 (May 5, 2010)

Willamette Valley Vineyards, Inc.
(Exact name of Company as specified in its charter)

Oregon	0-21522	93-0981021
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8800 Enchanted Way SE
Turner, OR 97392
(Address of principal executive offices)

(503) 588-9463
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 5, 2010, the Board of Directors of Willamette Valley Vineyards, Inc. (the “Company”) approved Amended and Restated Bylaws of the Company (the “Restated Bylaws”). The Restated Bylaws amend and restate the Company’s previous bylaws (the “Prior Bylaws”) in their entirety. Significant provisions amended in, or added to, the Restated Bylaws include the following: (i) The provisions covering “Special Meetings” (Article II, Section .2 of the Prior Bylaws) in Article II, Section 2.2 of the Restated Bylaws now provide that special meetings of the shareholders may be called by the President or the Board of Directors, and by the President at the request of not less than one-tenth of all the outstanding shares of the Company entitled to vote at the meeting; (ii) a new provision entitled “Advance Notice of Shareholder Proposals and Director Nominations” is added to the Restated Bylaws as Article II, Section 2.12, which provides for the requirements relating to shareholders nominating persons for election to the Board of Directors, and for such shareholders’ notice requirements relating to the annual meeting; (iii) the adoption of Article II, Section 2.11 of the Restated Bylaws, which does not impose certain requirements contained in the Prior Bylaws (Article II, Section .11(d) of the Prior Bylaws) on the voting rights of shares of the Company owned directly or indirectly by a corporation; (iv) Article III, Section 3.1 of the Restated Bylaws entitled “Duties” continues to provide that all corporate powers shall be exercised by or under the authority of the Board of Directors and all the business and affairs of Company shall be managed by or under the direction of the Board of Directors, but removes the mandated provisions set forth in Article III, Section .1 of the Prior Bylaws; (v) under Article III, Section 3.11 of the Restated Bylaws entitled “Compensation”, the Company is no longer required to grant members of the Board of Directors 50 shares for each meeting attended and the option to purchase 1,500 shares for services performed on an annual basis, both of which were required under Article II, Section .10 of the Prior Bylaws; (vi) Article III, Section 3.2 entitled “Number, Election and Qualification” (Article III, Section .2 of the Prior Bylaws) now specifies that the number of directors may be increased or decreased from time to time by amendment to the Restated Bylaws; (vii) the adoption of Article IV, Section 4.2 entitled “Powers of Executive Committee”, which does not expressly list certain enumerated duties of the Executive Committee, as was done in Article IV, Section .2 of the Prior Bylaws; (viii) the adoption of Article IV, Section 4.4 entitled “Other Committees”, which replaces the mandated committee requirements in Article IV, Section .4 of the Prior Bylaws, and instead provides that the Board of Directors may create one or more committees, appoint directors to serve on them, and define the duties of each such committee or committees; and (ix) the adoption of Article V, Sections 5.1, 5.6 and 5.8 entitled “Number,” “President,” and “Secretary,” respectively, which replace their respective counterparts in Article V of the Prior Bylaws.

A copy of the Restated Bylaws is attached as Exhibit 3(ii) and incorporated herein by reference.

Item 5.05  Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On May 5, 2010, the Board of Directors of the Company approved a new Code of Conduct and Ethics (the “Code”). The Code replaces the Company’s prior Code of Ethics for CEO and Finance Leaders in its entirety. Significant provisions of the Code, which now governs the conduct of all employees, officers and directors (collectively, “Covered Persons”), include the following:  (i) a section entitled “Legal Compliance,” which requires compliance with both the letter and spirit of all applicable laws, rules and regulations by all Covered Persons; (ii) a section entitled “Confidential Information,” which provides that employees who have access to confidential information are not permitted to use or share such information for stock trading purposes or any other purpose other than to conduct the business; (iii) a section entitled “Conflicts of Interest,” which defines a conflict of interest, details the factors to consider when evaluating a potential conflict of interest, and procedures to follow upon becoming aware of a conflict of interest; (iv) a section entitled “Corporate Opportunities” that prohibits taking personal advantage of opportunities presented as a result of a position with the Company; (v) a section entitled “Maintenance of Corporate Records and Accounts and Financial Integrity,” which provides that Covered Persons are required to compile and complete the Company’s business and financial records fairly and honestly; (vi) a section entitled “Fair Dealing,” which provides that Covered Persons should deal fairly with others when conducting business on behalf of the Company; (vii) a section entitled “Gifts and Entertainment,” which prohibits business entertainment and gifts from being offered, provided or accepted unless certain specified requirements are met; (viii) a section entitled “Protection and Proper Use of Company Assets,” which provides that Covered Persons are required to protect the Company’s assets and only use them for legitimate business purposes; (ix) a section entitled “Confidentiality,” which requires Covered Persons to keep confidential all confidential information of the Company and the Company’s customers; (x) a section entitled “Special Provisions Applicable to Senior Financial Officers,” which contains certain principles and responsibilities applicable to those who hold an elevated role in corporate governance and as a result are uniquely capable and empowered to ensure all stakeholders’ interests are appropriately balanced, protected and preserved, including the Company’s President, Chief Executive Officer, Chief Financial Officer and other senior finance and accounting officers; (xi) a section entitled “Waivers,” which establishes the procedures for obtaining a waiver from the requirements of the Code; and (xii) a section entitled “Compliance Standards and Procedures,” which outlines the role of the Ethics Compliance Officer and the procedures for posing questions or communicating concerns about the Company’s policies, the Code or potential violations of the Code.

A copy of the Code is attached as Exhibit 14 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

Exhibit	Description

3(ii)	Amended and Restated Bylaws

14	Code of Conduct and Ethics

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

WILLAMETTE VALLEY VINEYARDS, INC.

Date: May 10, 2010	By:	/s/ JAMES W. BERNAU

James W. Bernau
President